SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 February 7, 2002
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                              SEALANT SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-22954                                       65-0952186
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(Commission File Number)                   (IRS Employer Identification No.)



                       29 Abbey Lane Middleboro, MA 02346
                   ----------------------------------------
                   (Address of Principal Executive Offices)



                                (508) 880-6969
                       -------------------------------
                       (Registrant's Telephone Number)


          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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Item 5.   Other Events.
          -------------

     On February 1, 2002, Sealant Solutions, Inc. (the "Company") secured $250,000 through a private placement of the Company's restricted securities. The funds will be used by the Company to finance its future business plans.

     Michael Fasci, Chairman of the Company, stated: "We are very excited about securing these funds and the level of confidence that our investors have shown in the Company and its plan going forward. With this working capital the Company can now expedite the execution of its business plan and also enable management to more rapidly enhance shareholder value."

     Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.


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                            SIGNATURES


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEALANT SOLUTIONS, INC.



February 7, 2002                      By:_____/s/Michael E. Fasci____
                                         Michael E. Fasci, Chairman


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